UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2023

NexPoint Diversified Real Estate Trust
(Exact name of registrant as specified in its charter)

Delaware	001-32921	80-0139099
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of principal executive offices, including zip code)

214-276-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.001 par value	NXDT	New York Stock Exchange

5.50% Series A Cumulative Preferred Shares, par value $0.001 per share ($25.00 liquidation preference per share)	NXDT-PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described in Item 5.07 below, on January 30, 2023, NexPoint Diversified Real Estate Trust (the “Company”) held a special meeting of shareholders (the “Special Meeting”), at which the Company’s shareholders approved the Company’s 2023 Long Term Incentive Plan (the “2023 LTIP”). The 2023 LTIP authorizes the compensation committee of the Company’s board of trustees to provide equity based compensation in the form of option rights, share appreciation rights, restricted shares, restricted shares units, performance shares, performance units, cash incentive awards, profits interest units and other awards based on or related to the Company’s transferable units of beneficial interest, par value, $0.001 per share (“Shares”). For additional information regarding the 2023 LTIP, see “Proposal 1: Approval of the NexPoint Diversified Real Estate Trust 2023 Long Term Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 20, 2022 (the “Proxy Statement”).

The foregoing description of the 2023 LTIP does not purport to be complete and is qualified in its entirety by reference to the 2023 LTIP, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 30, 2023, the Company held the Special Meeting, at which the NexPoint Diversified Real Estate Trust 2023 Long Term Incentive Plan, as described in the Proxy Statement, was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,314,204	4,876,602	248,748	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	NexPoint Diversified Real Estate Trust 2023 Long Term Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

.SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NexPoint Diversified Real Estate Trust

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Chief Financial Officer, Executive VP-Finance, Treasurer and Assistant Secretary

Date:  January 31, 2023